Washington, DC 20549
                ____________________________

                          FORM 8-K

                  Current Report Pursuant
               to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):
                        March 18, 2000
                ____________________________

                  THE EARTHGRAINS COMPANY
   (Exact Name of Registrant as Specified in Its Charter)

                          DELAWARE
       (State or Other Jurisdiction of Incorporation)

       1-7554                         36-3201045
(Commission file Number)           (I.R.S. Employer
                                  Identification No.)

8400 Maryland Avenue, St. Louis, Missouri      63105
(Address of Principal Executive Offices)     (Zip Code)

                       (314) 259-7000
    (Registrant's Telephone Number, Including Area Code)
_________________________________________________________
_________________________________________________________

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     The Earthgrains Company announced on March 31, 2000 that it had acquired all of the stock of Metz Baking Co.
("Metz"), a subsidiary of Specialty Foods Corp. of Deerfield, Illinois, for $625 million. The transaction was effective March 18, 2000.

     It was not practicable at that time to file the financial statements of Metz and the accountant's report thereon required by Item 7(a) or the pro forma financial information required by Item 7(b); such materials now are filed herewith.

     (a)  Financial Statements of Business Acquired

     The following financial statements of Metz are submitted herewith as Exhibit 99(a):

     1.  Independent Auditors' Report.

     2. Consolidated Balance Sheets as of December 31, 1999 and December 31, 1998.

     3.  Consolidated Statements of Operations for the Years
Ended December 31, 1999 and December 31, 1998.

     4.  Consolidated Statements of Cash Flows for the Years
Ended December 31, 1999 and December 31, 1998

     5.  Notes to Consolidated Financial Statements.

     (b)  Pro Forma Financial Information

     The following unaudited pro forma financial statement is submitted herewith as Exhibit 99(b):

     Pro Forma Combined Statement of Earnings for the year ended March 28, 2000.

     (c)  Exhibits

     The following exhibits are included with this Report:

     Exhibit 99(a)     Certain Financial Statements of Metz
                       and Independent Auditors' Report

     Exhibit 99(b)     Certain Pro Forma Financial Data

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE EARTHGRAINS COMPANY
                                   (Registrant)


Date:  June 1, 2000                BY:  /S/ MARK H. KRIEGER
                                            Mark H. Krieger
                                       Vice President and
                                       Chief Financial Officer

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                                EXHIBIT INDEX


Exhibit No.      Description of Index
-----------      --------------------

Exhibit 23       Consent of Independent Accountants

Exhibit 99(a)    Certain Financial Statements of Metz
                 and Independent Auditors' Report

Exhibit 99(b)    Certain Pro Forma Financial Data

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